UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 8, 2013

Date of Report (Date of earliest event reported)

Cellteck, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	000-53246	98-0550353
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1999 Avenue of the Stars, Suite 2520, Los Angeles, California 90067

(Address of principal executive offices)

(Zip Code)

(310) 552-1555

Registrant’s telephone number, including area code

_____________________________

(Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreements; Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

LowCal Industries Loan Agreements

Cellteck, Inc. (the “Company”) and Eos Petro, Inc., a wholly-owned subsidiary of the Company (“Eos”), entered into the following six agreements on February 8, 2013 with LowCal Industries, LLC (“LowCal”) and LowCal’s affiliates: (i) a Loan Agreement and Secured Promissory Note; (ii) a Lock-Up/Leak-Out Agreement;(iii) a Guaranty; (iv) a Series B Convertible Preferred Stock Purchase Agreement; (v) a Leasehold Mortgage, Assignment, Security Agreement and Fixture Filing; and (vi) a Compliance/Oversight Agreement (collectively referred to as the “Loan Agreements”).

In the Loan Agreements, LowCal agreed to purchase from Eos, for $1,240,000, a promissory note in the principal amount of $1,250,000 with interest at 10% per annum (the “Loan”). The principal and all interest on the Loan is due in one installment on or before August 13, 2013 (the “Maturity Date”).

The Loan is secured by (i) a mortgage, lien on, assignment of and security interest in and to certain oil and gas property rights held by Eos; (ii) a guaranty by Cellteck as a primary obligor for payment of Eos’ Loan obligations when due; and (iii) a first priority position or call right for an amount equal to the then outstanding principal balance of and accrued interest on the Loan on the first draw down by either Eos or Cellteck from a $400,000,000 financing commitment from GEM Global Yield Fund Limited (the “GEM Commitment”), should the Company or Eos be in a position to draw on this facility. The GEM Commitment is non-binding, terminable at will and subject to execution of final documentation.

LowCal further agreed to purchase 500,000 shares of Series B Convertible Preferred Stock of the Company for $10,000. LowCal executed a Lock-Up/Leak-Out Agreement which restricts LowCal’s ability to sell the 500,000 shares and any other shares of the Company it obtains through August 8, 2013.

Further, Eos agreed that Sail Property Management Group LLC, an affiliate of LowCal (“Sail”), would be entitled to conduct periodic oversight and inspection of Eos’ business, operations and properties on behalf of LowCal. In exchange for Sail’s services, Sail will receive a $25,000 fee from Eos on the Maturity Date of the Loan, in addition to reimbursement for reasonable expenses.

February 15, 2013 Oral Amendment to RT Holdings Loan

On October 24, 2011, Eos and Nikolas Konstant, the CEO and Chairman of both Eos and the Company, jointly and severally agreed to borrow $200,000 from RT Holdings, LLC, an unaffiliated third party (“RT”). After the note was orally amended on February 15, 2013, the principal amount of the loan accrues interest at 24% per annum from October 24, 2011, and the maturity date is April 30, 2013. On the maturity date, in addition to repaying in full the principal amount owed to RT, plus interest, Eos and Mr. Konstant agreed to pay RT an additional fee of $10,000. As of the date of this Report, Eos and Mr. Konstant have paid RT $65,000, which shall first be applied to accrued and unpaid interest on the loan and then the outstanding principal.

Item 3.02 Unregistered Sales of Equity Securities

To the extent required by Item 3.02 of Form 8-K, the information contained in Items 1.01 and 2.03 above regarding the 500,000 shares of Series B Convertible Preferred Stock of the Company to LowCal is incorporated by reference in this Item 3.02.

Each share of the Company’s Series B Convertible Preferred Stock is convertible into 800 shares of the Company’s common stock and will automatically convert upon the filing, by the Company, of an amendment to the Company’s articles of incorporation for the authorization of a sufficient number of shares of common stock to convert all issued and outstanding shares of Series B Convertible Preferred Stock into common stock.

All of the unregistered sales of equity securities disclosed in this Form 8-K were sold in reliance on Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and such securities constitute “restricted securities” under Rule 144 of the Securities Act. Based on representations made by LowCal, the Company believes the offerings satisfied all terms and conditions of §230.506 of Regulation D promulgated under the Securities Act.

Item 8.01 Other Events.

Ticker Symbol Change

On October 12, 2012, Eos merged into Eos Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, with Eos being the surviving entity (the “Merger”). As a result of the Merger, Eos became a wholly-owned subsidiary of the Company, and Eos’ oil and gas business became the primary business of the Company.

On January 17, 2013, the Company filed an Amended Preliminary Proxy Statement on Schedule 14A (the “Preliminary Proxy”). Proposal No. 2 in the Preliminary Proxy, if approved by the Company’s stockholders, would change the Company’s name from “Cellteck, Inc.” to “Eos Petro, Inc.”

In order to reflect the Company’s new post-Merger business focus, and further in anticipation of the name change proposed in the Preliminary Proxy, the Company changed its ticker symbol from “CLTK” to “EOPT.” The effective date of the ticker symbol change was February 15, 2013.

Outstanding SEC Comment Letter

The Company has not yet responded to a comment letter from the Securities and Exchange Commission (the “SEC”) dated February 8, 2013 regarding: (1) the Company’s Current Report on Form 8-K/A filed with the SEC on January 17, 2013; and (2) the Company’s Amended Preliminary Proxy Statement on Schedule 14A filed with the SEC on January 17, 2013. The Company is currently consulting with the appropriate advisors in order to properly respond to the SEC’s comment letter.

Item 9.01 - Financial Statements and Exhibits

(d)

EXHIBIT INDEX

Exhibit No.	Note	Description
3.1	(1)	Certificate of Designations for Series B preferred stock
10.1		Loan Agreement and Secured Promissory Note dated February 8, 2013 between Eos and LowCal
10.2		Lock-Up/Leak-Out Agreement dated February 8, 2013 between Cellteck and LowCal
10.3		Guaranty dated February 8, 2013 between Cellteck and LowCal
10.4		Series B Convertible Preferred Stock Purchase Agreement dated February 8, 2013 between Cellteck and LowCal
10.5		Leasehold Mortgage, Assignment, Security Agreement and Fixture Filing dated February 8, 2013 between Eos and LowCal
10.6		Compliance/Oversight Agreement dated February 8, 2013 between Eos and Sail
10.7	(2)	$400,000,000 Subscription Commitment dated August 31, 2011 between Eos Petro, Inc. and GEM Global Yield Fund
10.8	(1)	Promissory Note dated October 24, 2011 between Eos Petro, Inc., Nikolas Konstant and RT Holdings, LLC
10.9	(1)	First Amendment and Allonge to Promissory Note dated July 10, 2012 between Eos Petro, Inc., Nikolas Konstant and RT Holdings, LLC

(1)	Previously filed on Form 8-K/A filed January 17, 2013 and incorporated herein by this reference.
(2)	Previously filed on Form 8-K filed January 17, 2013 and incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLTECK, INC.

Dated: February 28, 2013
	By:	/s/ Nikolas Konstant
Nikolas Konstant, Chairman of the Board, President, CEO and CFO